BLACKROCK FUNDSSM
BlackRock Advantage Small Cap Growth Fund
(the “Fund”)
Supplement dated November 29, 2024 to the Summary Prospectus, Prospectus and Statement of Additional Information (“SAI”) of the Fund, each dated January 26, 2024, as supplemented to date
On September 18, 2024, the Board of Trustees of BlackRock FundsSM approved certain changes to the Fund’s investment strategy in order to satisfy new requirements pursuant to the recent amendments to Rule 35d‑1 under the Investment Company Act of 1940 (the “Names Rule”). These changes are expected to become effective on January 28, 2025.
Accordingly, effective on January 28, 2025, the following changes are made to the Fund’s Summary Prospectus, Prospectus and SAI, as applicable:
The section of the Summary Prospectus entitled “Principal Investment Strategies” is deleted in its entirety and replaced with the following:
Under normal circumstances, the Fund will invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in small cap growth equity securities of U.S. issuers and derivatives that provide investment exposure to such securities or to one or more market risk factors associated with such securities. Equity securities consist primarily of common stock, preferred stock and securities or other instruments whose price is linked to the value of common stock, such as derivatives. The Fund seeks to buy primarily common stock but also can invest in preferred stock and other equity securities. The Fund may also purchase convertible securities. The Fund management team focuses on small capitalization companies that Fund management believes have above average prospects for earnings growth. For purposes of the Fund’s 80% policy, small cap growth equity securities are equity securities that (i) at the time of purchase have a market capitalization within the range of companies included in the Russell 2000® Growth Index (the “Russell 2000 Growth Index”) and (ii) are included within at least one growth index, as determined by BlackRock (the “Growth Indices”). Currently, such Growth Indices are the Russell 3000® Growth Index, the S&P Composite 1500® Growth Index and the MSCI World Growth Index. The Russell 2000 Growth Index is an index that measures the performance of the small‑cap growth segment of the U.S. equity universe, with companies that have market capitalizations between approximately $19 million and $15 billion as of December 29, 2023.
From time to time the Fund may invest in shares of companies through “new issues” or initial public offerings (“IPOs”).
The Fund may use derivatives, including options, warrants, futures, swaps and forward contracts both to seek to increase the return of the Fund and to hedge (or protect) the value of its assets against adverse movements in currency exchange rates, interest rates and movements in the securities markets. In order to manage cash flows into or out of the Fund effectively, the Fund may buy and sell financial futures contracts or options on such contracts. Derivatives are financial instruments whose value is derived from another security, a commodity (such as oil or gas), a currency or an index, including but not limited to the Growth Indices. The use of options, futures, swaps and forward contracts can be effective in protecting or enhancing the value of the Fund’s assets.
The Fund will seek to pursue its investment objective by investing in small cap growth equity securities in a disciplined manner using proprietary return forecast models. These forecast models are designed to identify aspects of mispricing across stocks, which the Fund can seek to capture by over- and under-weighting particular equities while seeking to control incremental risk.
The Fund also may use indexed or inverse securities.

The section of the Prospectus entitled “Details About the Fund — How the Fund Invests — Investment Process” is deleted in its entirety and replaced with the following:
The Fund will seek to pursue its investment objective by investing in small cap growth equity securities in a disciplined manner using proprietary return forecast models. These forecast models are designed to identify aspects of mispricing across stocks, which the Fund can seek to capture by over- and under-weighting particular equities while seeking to control incremental risk.
The Fund has no stated minimum holding period for investments and may buy or sell securities whenever Fund management sees an appropriate opportunity. The Fund may engage in active and frequent trading of investments.
The section of the Prospectus entitled “Details About the Fund — How the Fund Invests — Principal Investment Strategies” is deleted in its entirety and replaced with the following:
Under normal circumstances, the Fund will invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in small cap growth equity securities of U.S. issuers and derivatives that provide investment exposure to such securities or to one or more market risk factors associated with such securities. Equity securities consist primarily of common stock, preferred stock and securities or other instruments whose price is linked to the value of common stock, such as derivatives. The Fund seeks to buy primarily common stock but also can invest in preferred stock and other equity securities. The Fund may also purchase convertible securities. The Fund management team focuses on small capitalization companies that Fund management believes have above average prospects for earnings growth. For purposes of the Fund’s 80% policy, small cap growth equity securities are equity securities that (i) at the time of purchase have a market capitalization within the range of companies included in the Russell 2000® Growth Index (the “Russell 2000 Growth Index”) and (ii) are included within at least one growth index, as determined by BlackRock (the “Growth Indices”). Currently, such Growth Indices are the Russell 3000® Growth Index, the S&P Composite 1500® Growth Index and the MSCI World Growth Index. The Russell 2000 Growth Index is an index that measures the performance of the small‑cap growth segment of the U.S. equity universe, with companies that have market capitalizations between approximately $19 million and $15 billion as of December 29, 2023. The market capitalizations of companies in each index change with market conditions and the composition of the index. The Fund will not sell a company’s securities solely because that company’s market capitalization rises above the Fund’s definition of small cap company. A company’s market capitalization may go up or down due to market fluctuations.
From time to time the Fund may invest in shares of companies through “new issues” or initial public offerings (“IPOs”).
The Fund may use derivatives, including options, warrants, futures, swaps and forward contracts both to seek to increase the return of the Fund and to hedge (or protect) the value of its assets against adverse movements in currency exchange rates, interest rates and movements in the securities markets. In order to manage cash flows into or out of the Fund effectively, the Fund may buy and sell financial futures contracts or options on such contracts. Derivatives are financial instruments whose value is derived from another security, a commodity (such as oil or gas), a currency or an index, including but not limited to the Growth Indices. The use of options, futures, swaps and forward contracts can be effective in protecting or enhancing the value of the Fund’s assets.
The Fund also may use indexed or inverse securities.
Shareholders should retain this Supplement for future reference.
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